UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2022

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Rd. Building 3 Billerica, MA 01862	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 6, 2022, Agrify Corporation (the “Company”) notified The Nasdaq Stock Market (“Nasdaq”) of the Company’s inadvertent non-compliance with Nasdaq’s audit committee composition requirements set forth in Nasdaq Listing Rule 5605(c)(2), which requires, among other things, an audit committee to consist of at least three members, each of whom is independent. The non-compliance was a result of Timothy Mahoney, a member of the Audit Committee, not qualifying as independent pursuant to Nasdaq Listing Rule 5605(c)(2)(A)(ii) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Act”), as a result of the Company having paid consulting fees to a consulting group that is partially owned by Mr. Mahoney. Mr. Mahoney did not provide any consulting services on behalf of the consulting group and did not receive any fees from the consulting group in connection with the agreement between the consulting group and the Company. However, under Rule 10A-3(b)(1) under the Act, a director will not be deemed independent for purposes of service on a company’s audit committee if the director has received any consulting fees, whether directly or indirectly. To address this matter, effective as of March 31, 2022, the Company terminated the agreement with the consulting group.

Following such actions, on April 11, 2022, Nasdaq issued a letter to the Company acknowledging the non-compliance described above and confirming that, subject to the satisfaction of applicable disclosure requirements, the Company has regained compliance with Nasdaq Listing Rule 5605(c)(2).

The notification to Nasdaq was made in accordance with Nasdaq Rule 5625, which requires a company with common securities listed on Nasdaq to report any noncompliance of Nasdaq’s Rule 5600 series. This report shall not constitute an admission that the inadvertent noncompliance reported herein is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: April 12, 2022	By:	/s/ Timothy R. Oakes
Timothy R. Oakes
Chief Financial Officer

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